Exhibit 99.4

AMENDED AND RESTATED OPERATING AGREEMENT
OF
CAESARS RESORT COLLECTION, LLC
This Amended and Restated Operating Agreement (together with the schedules attached hereto, this "Agreement") of Caesars Resort Collection, LLC (formerly known as Caesars Growth Properties Holdings, LLC), a Delaware limited liability company (the "Company"), is entered into by Caesars Growth Properties Parent, LLC, a Delaware limited liability company ("CGPP"), and Caesars Entertainment Resort Properties Holdco, LLC, a Delaware limited liability company ("CERPH"), as the members (each individually a "Member" and together, the "Members"). Capitalized terms used and not otherwise defined herein have the meanings set forth on Schedule A hereto.
WHEREAS, the Company was formed as a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. § 18-101 et seq.), as amended from time to time (the "Act"), and since its formation has been governed by the Operating Agreement of the Company, dated as of February 21, 2014 (the "Existing LLC Agreement"), entered into by CGPP, as the sole member of the Company;
WHEREAS, at the Effective Time, pursuant to Section 18-209 of the Act, the Agreement and Plan of Merger, dated as of December 21, 2017 (the "CERP/Company Merger Agreement"), between the Company and Caesars Entertainment Resort Properties, LLC, a Delaware limited liability company ("CERP"), and the filing with the Secretary of State of the State of Delaware of the Certificate of Merger of CERP with and into the Company (the "CERP/Company Certificate of Merger"), (i) CERP was merged with and into the Company, with the Company continuing as the surviving entity in such merger (the "CERP/Company Merger"), (ii) CERPH was admitted to the Company as a member of the Company owning 47.74103724% of the limited liability company interests in the Company, (iii) CGPP continued as a member of the Company owning 52.25896276% of the limited liability company interests in the Company, (iv) the Company's name was changed from "Caesars Growth Properties Holdings, LLC" to "Caesars Resort Collection, LLC", (v) the Existing LLC Agreement was amended and restated in its entirety in the manner set forth herein, and (vi) the Company was continued without dissolution (such CERP/Company Merger Agreement, the CERP/Company Merger and the transactions effectuated thereby and contemplated therein being hereby ratified, approved and confirmed in all respects);
WHEREAS, the Members are the sole members of the Company and hold and own all of the limited liability company interests in the Company;
WHEREAS, the parties hereto desire to amend and restate the Existing LLC Agreement in its entirety in the manner set forth herein; and
WHEREAS, to the extent applicable, all conditions under the Existing LLC Agreement to amend and restate the Existing LLC Agreement in the manner set forth herein have been satisfied and the parties hereto are authorized to adopt this Agreement without the consent of any other Person.
NOW, THEREFORE, the parties hereto, by execution of this Agreement, hereby continue the Company without dissolution as a limited liability company pursuant to and in accordance with the Act and this Agreement, and hereby amend and restate the Existing LLC Agreement in its entirety as follows:

Section 1.	Name.
The name of the limited liability company is Caesars Resort Collection, LLC.

Section 2.	Principal Business Office.
The principal business office of the Company shall be located at One Caesars Palace Drive, Las Vegas, Nevada 89109 or such other location as may hereafter be determined by the Board.

Section 3.	Registered Office.
The address of the registered office of the Company in the State of Delaware is c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808.

Section 4.	Registered Agent.
The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware are Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808.

Section 5.	Members.
(a)The mailing address of each Member is set forth on Schedule B attached hereto. At the Effective Time, (i) CERPH was admitted to the Company as a member of the Company owning the Percentage Interest set forth on Schedule B hereto, and (ii) CGPP continued as a member of the Company owning the Percentage Interest set forth on Schedule B hereto.
(b)Meetings of Members.

(i)
Meetings of Members for any purpose or purposes may be held at such time and place, within or outside the State of Delaware, and shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

(ii)
Written notice of a meeting of the Members stating the place, date and hour of the meeting shall be given to each Member entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. A meeting of the Members may be called and notice of a meeting of the Members may be given by any Member. The attendance of any Member at any meeting shall constitute a waiver of notice of such meeting, except where such Member attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

(iii)	Business transacted at any meeting of Members shall be limited to the purposes stated in the notice, unless otherwise agreed to by all of the Members.

(iv)
The holders of a majority of the Percentage Interests entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the Members for the transaction of business except as otherwise provided by this Agreement. If, however, such quorum shall not be present or represented at any meeting of the Members, the Members entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting.

(v)
When a quorum is present at any meeting, the vote of the holders of a majority of the Percentage Interests entitled to vote thereat, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which by express provision of this Agreement, a different vote is required, in which case such express provision shall govern and control the decision of such question.

(vi)
Unless otherwise provided in this Agreement, each Member shall at every meeting of the Members be entitled to vote in person or by proxy, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

(vii)
Members may participate in a meeting of the Members by means of conference telephone or other communications equipment, provided all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting. If all the participants are participating by conference telephone or other communications equipment, the meeting shall be deemed to be held at the principal place of business of the Company.

(viii)
Unless otherwise provided in this Agreement, any action required to be taken at any meeting of the Members, or any action which may be taken at any meeting of such Members, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of Percentage Interests having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voted. Prompt notice of taking of the action without a meeting by less than unanimous consent shall be given to those Members who have not consented in writing.

Section 6.	Certificates.
Winston Gu, as an "authorized person" of the Company within the meaning of the Act, has executed, delivered and filed the Certificate of Formation of the Company (under the name "Caesars Growth Properties Holdings, LLC"), as filed on February 21, 2014 with the Secretary of State of the State of Delaware, which filing is hereby ratified and approved. CGPP, as an "authorized person" of the Company within the meaning of the Act, on its own behalf and/or on behalf of the Company, has executed, delivered and filed each of (i) the Amended and Restated Certificate of Formation of the Company, as filed on May 5, 2014 with the Secretary of State of the State of Delaware, and (ii) the CERP/Company Certificate of Merger (reflecting, inter alia, a change in the Company's name from "Caesars Growth Properties Holdings, LLC" to "Caesars Resort Collection, LLC"), as filed on December ____, 2017 with the Secretary of State of the State of Delaware, which filings are hereby ratified and approved. Each Manager and Officer is hereby designated as an "authorized person" of the Company and shall continue as a designated "authorized person" of the Company within the meaning of the Act. Any Manager or Officer, as an "authorized person" of the Company within the meaning of the Act, shall execute, deliver and file, or cause the execution, delivery and filing of, all certificates (and any amendments and/or restatements thereof) required or permitted by the Act to be filed with the Secretary of State of the State of Delaware. Any Manager or Officer shall execute, deliver and file, or cause the execution, delivery and filing of, any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any jurisdiction in which the Company may wish to conduct business.
The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.

Section 7.	Purpose.
The character and general nature of the business to be conducted by the Company shall be as set forth in the Amended and Restated Certificate of Formation of the Company, as amended from time to time. Subject to the foregoing, the Company is formed for the object and purpose of, and the nature of the business to be conducted and promoted by the Company is, (i) engaging in any and all business, lawful act or activity for which limited liability companies may be formed under the Act and (ii) engaging in any and all activities necessary or incidental to the foregoing.

Section 8.	Powers.
The Company, and the Board of Managers and the Officers of the Company on behalf of the Company, (i) shall have and exercise all powers necessary, convenient or incidental to accomplish its purposes as set forth in Section 7 and (ii) shall have and exercise all of the powers and rights conferred upon limited liability companies formed pursuant to the Act.

Section 9.	Management.
(a)Board of Managers. The business and affairs of the Company shall be managed by or under the direction of a Board of one or more Managers designated by the Members. The Members may determine at any time in their sole and absolute discretion the number of Managers to constitute the Board. The authorized number of Managers may be increased or decreased by the Members at any time in their sole and absolute discretion, upon notice to all Managers. The initial number of Managers shall be two. Each Manager elected, designated or appointed by the Members shall hold office until a successor is elected and qualified or until such Manager's earlier death, resignation, expulsion or removal. A Manager need not be a Member. Each Manager shall execute and deliver the Management Agreement. The Managers designated by the Members on the date hereof are listed on Schedule D hereto.
(b)Powers. The Board of Managers shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise. Subject to Section 7, the Board of Managers has the authority to bind the Company.
(c)Meetings of the Board of Managers. The Board of Managers of the Company may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board. Special meetings of the Board may be called by any Manager or Officer on not less than one day's notice to each Manager by telephone, facsimile, mail, email, telegram or any other means of communication.
(d)Quorum; Acts of the Board. At all meetings of the Board, a majority of the Managers shall constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, the act of a majority of the Managers present at any meeting at which there is a quorum shall be the act of the Board. If a quorum shall not be present at any meeting of the Board, the Managers present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Except as otherwise expressly provided in this Agreement, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting, without prior notice and without a vote if written consents, setting forth the action so taken, are executed by all members of the Board or committee, as the case may be.
(e)Electronic Communications. Members of the Board, or any committee designated by the Board, may participate in meetings of the Board, or any committee, by means of telephone conference or other communications equipment that allows all Persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in Person at the meeting. If all the participants are participating by telephone conference or other communications equipment, the meeting shall be deemed to be held at the principal place of business of the Company.
(f)Committees of Managers.

(i)
The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Managers of the Company. The Board may designate one or more Managers as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

(ii)
In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

(iii)
Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

(g)Compensation of Managers; Expenses. Unless otherwise determined by the Board, no Manager of the Company shall receive compensation from the Company for services provided in such Person’s capacity as a Manager. The Managers may be paid their expenses, if any, of attendance at meetings of the Board, which may be a fixed sum for attendance at each meeting of the Board or a stated salary as Manager. No such payment shall preclude any Manager from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.
(h)Removal of Managers. Any Manager or the entire Board of Managers may be removed or expelled, with or without cause, at any time by the Members, and any vacancy caused by any such removal or expulsion may be filled by action of the Members.
(i)Managers as Agents. To the extent of their powers set forth in this Agreement, the Managers are agents of the Company for the purpose of the Company's business, and the actions of the Managers taken in accordance with such powers set forth in this Agreement shall bind the Company. Notwithstanding the last sentence of Section 18‑402 of the Act, except as provided in this Agreement or in a resolution of the Board, a Manager may not bind the Company.

Section 10.	Intentionally Omitted.

Section 11.	Officers.
The Board may, from time to time as it deems advisable, select natural persons who are employees or agents of the Company and designate them as officers of the Company (the "Officers") and assign any titles to such persons (including, without limitation, President, Vice President, Secretary, and Treasurer). Unless the Board decides otherwise, if the title assigned to an Officer is one commonly used for officers of a business corporation formed under the General Corporation Law of the State of Delaware, the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. The Board may delegate to any Officer any of the Board's powers under this Agreement, including, without limitation, the power to bind the Company. Any delegation pursuant to this Section 11 may be revoked at any time by the Board. An Officer may be removed with or without cause at any time by the Board. Notwithstanding anything to the contrary in this Section 11, the Officers on the date hereof shall be designated by the Member. The Officers designated by the Member on the date hereof are listed on Schedule E hereto.

Section 12.	Limited Liability.
Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Members nor the Managers shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member or Manager of the Company.

Section 13.	Capital Contributions.
Each Member has contributed such capital to the Company, if any, as is set forth in the books and records of the Company.

Section 14.	Additional Contributions.
The Members are not required to make any additional capital contributions to the Company. However, a Member may make additional capital contributions to the Company at any time upon the written consent of the Board and such Member. To the extent that a Member makes an additional capital contribution to the Company, the Board shall revise the books and records of the Company accordingly to reflect such additional capital contribution. The provisions of this Agreement, including this Section 14, are intended to benefit the Members and, to the fullest extent permitted by law, shall not be construed as conferring any benefit upon any creditor of the Company (other than a Covered Person) (and no such creditor of the Company shall be a third-party beneficiary of this Agreement) and the Members shall not have any duty or obligation to any creditor of the Company to make any contribution to the Company or to issue any call for capital pursuant to this Agreement.

Section 15.	Allocation of Profits and Losses.
The Company's profits and losses shall be allocated to the Members in accordance with their relative Percentage Interests.

Section 16.	Distributions.
Distributions shall be made to the Members at the times and in the aggregate amounts determined by the Board. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to the Members on account of their interest in the Company if such distribution would violate the Act or any other applicable law.

Section 17.	Books and Records.
The Board shall keep or cause to be kept complete and accurate books of account and records with respect to the Company's business. The books of the Company shall at all times be maintained by the Board. The Members and their duly authorized representatives shall have the right to examine the Company books, records and documents during normal business hours. The Company, and the Board on behalf of the Company, shall not have the right to keep confidential from the Members any information that the Board would otherwise be permitted to keep confidential from the Members pursuant to Section 18‑305(c) of the Act. The Company's books of account shall be kept using the method of accounting determined by the Board. The Company's independent auditor, if any, shall be an independent public accounting firm selected by the Board.

Section 18.	Reports.
The Board shall, after the end of each fiscal year, use reasonable efforts to cause the Company's independent accountants, if any, to prepare and transmit to the Members as promptly as possible any such tax information as may be reasonably necessary to enable the Members to prepare their federal, state and local income tax returns relating to such fiscal year.

Section 19.	Other Business.
Notwithstanding any duty otherwise existing at law or in equity, the Members and any Officer, Manager, employee or agent of the Company and any Affiliate of the Members may engage in or possess an interest in other business ventures (unconnected with the Company) of every kind and description, independently or with others notwithstanding, and the Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement.

Section 20.	Exculpation and Indemnification.
(a)To the fullest extent permitted by law, neither the Members nor any Manager, Officer, employee or agent of the Company, nor any employee, representative, agent or Affiliate of the Members (collectively, the "Covered Persons") shall be liable to the Company or any other Person that is a party to or is otherwise bound by this Agreement for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person's fraud, willful misconduct or a knowing violation of applicable law.
(b)To the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person's fraud, willful misconduct or a knowing violation of applicable law with respect to such acts or omissions; provided, however, that any indemnity under this Section 20 by the Company shall be provided out of and to the extent of Company assets only, and the Members shall not have personal liability on account thereof.
(c)To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in this Section 20.
(d)A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to the Members might properly be paid.
(e)The provisions of this Agreement, to the extent that they restrict or eliminate the duties and liabilities of a Covered Person to the Company or its members otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Covered Person.
(f)The foregoing provisions of this Section 20 shall survive any termination of this Agreement.

Section 21.	Assignments.
Any assignment, transfer, pledge, encumbrance or other disposition of the member’s interest held by the Member in the Company, and any admission of a new member or resignation of an existing member, shall be subject to applicable gaming laws and the receipt of any approvals required thereunder. Subject to the foregoing, a Member may assign in whole or in part its limited liability company interest in the Company. Subject to Section 23, the transferee of a limited liability company interest in the Company shall be admitted to the Company as a member of the Company upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. If a Member transfers all of its limited liability company interest in the Company pursuant to this Section 21, such admission shall be deemed effective immediately prior to the transfer and, immediately following such admission, the transferor Member shall cease to be a member of the Company. Notwithstanding anything in this Agreement to the contrary, any successor to a Member by merger or consolidation shall, without further act, be a Member hereunder, and such merger or consolidation shall not constitute an assignment for purposes of this Agreement and the Company shall continue without dissolution.

Section 22.	Resignation.
Subject to the first sentence of Section 21, a Member may at any time resign from the Company.

Section 23.	Admission of Additional Members.
Subject to the first sentence of Section 21, one or more additional Members of the Company may be admitted to the Company with the written consent of all of the Members. A Person shall be admitted to the Company as an additional Member upon the written consent of all of the Members and such Person's execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement.

Section 24.	Dissolution.
(a)The Company shall be dissolved, and its affairs shall be wound up, upon the first to occur of the following: (i) the unanimous written consent of the Members to dissolve the Company, (ii) at any time there are no members of the Company unless the Company is continued without dissolution in accordance with the Act, or (iii) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Act.
(b)Notwithstanding any other provision of this Agreement, the bankruptcy (as defined in Sections 18-101(1) and 18-304 of the Act) of a Member shall not cause the Member to cease to be a member of the Company and upon the occurrence of such an event, the Company shall continue without dissolution.
(c)In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18‑804 of the Act.
(d)The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company, shall have been distributed to the Members in the manner provided for in this Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.

Section 25.	Intentionally Omitted.

Section 26.	Benefits of Agreement; No Third‑Party Rights.
None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of a Member. Nothing in this Agreement shall be deemed to create any right in any Person (other than Covered Persons) not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person (other than Covered Persons).

Section 27.	Severability of Provisions.
Each provision of this Agreement shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement which are valid, enforceable and legal.

Section 28.	Entire Agreement.
This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

Section 29.	Binding Agreement.
Notwithstanding any other provision of this Agreement, the Members agree that this Agreement constitutes a legal, valid and binding agreement of the Members, and is enforceable against the Members, in accordance with its terms.

Section 30.	Governing Law.
This Agreement shall be governed by and construed under the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by said laws.

Section 31.	Amendments.
This Agreement may be modified, altered, supplemented or amended pursuant to a written agreement executed and delivered by all of the Members.

Section 32.	Counterparts.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.

Section 33.	Notices.
Any notices required to be delivered hereunder shall be in writing and personally delivered, mailed or sent by telecopy, electronic mail or other similar form of rapid transmission, and shall be deemed to have been duly given upon receipt (a) in the case of the Company, to the Company at its address in Section 2, (b) in the case of the Members, to the Members at their addresses listed on Schedule B attached hereto and (c) in the case of either of the foregoing, at such other address as may be designated by written notice to the other party.

Section 34.	Permitted Transactions.
(a)Notwithstanding any other provision of this Agreement (including, without limitation, Sections 21 and 22) and without the need for any further act, vote or approval of any Member, Manager or any other Person, (i) CERPH is hereby authorized to merge with and into CGPP, with CGPP continuing as the surviving entity in such merger (the "CERPH Permitted Merger"); (ii) effective as of the time of the CERPH Permitted Merger, (1) CGPP shall continue as a member of the Company owning all of the limited liability company interests in the Company, (2) CERPH shall cease to be a member of the Company, and (3) the Company shall continue without dissolution; and (iii) the consummation of the CERPH Permitted Merger and any transactions effectuated and contemplated thereby shall not be considered a violation of any provision of this Agreement and are hereby ratified, approved and confirmed in all respects (collectively, the "CERPH Permitted Merger Transaction").
(b)Notwithstanding any other provision of this Agreement (including, without limitation, Sections 21 and 23) and without the need for any further act, vote or approval of any Member, Manager or other Person, subsequent to the CERPH Permitted Merger Transaction (i) CGPP is hereby authorized to merge with and into Caesars Growth Partners, LLC, a Delaware limited liability company and the sole member of CGPP ("CGP"), with CGP continuing as the surviving entity in such merger (the "CGPP Permitted Merger"); (ii) effective as of the time of the CGPP Permitted Merger, (1) CGP shall automatically be admitted to the Company as a member of the Company (such admission effective simultaneously with the effectiveness of the CGPP Permitted Merger) and own all of the limited liability company interests in the Company, (2) CGPP shall cease to be a member of the Company, and (3) the Company shall continue without dissolution; and (iii) the consummation of the CGPP Permitted Merger and any transactions effectuated and contemplated thereby shall not be considered a violation of any provision of this Agreement and are hereby ratified, approved and confirmed in all respects.

Section 35.	Effectiveness.
This Agreement shall be effective as of the Effective Time.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amended and Restated Operating Agreement as of the 22nd day of December, 2017.
MEMBERS:
CAESARS GROWTH PROPERTIES PARENT, LLC

By:	Caesars Growth Partners, LLC,
its sole member

By:	Caesars Entertainment Corporation,
its managing member

By:	/s/ Eric Hession________
Name: Eric Hession
Title: Executive Vice President and
Chief Financial Officer, Treasurer

CAESARS ENTERTAINMENT RESORT PROPERTIES HOLDCO, LLC
By: /s/ Eric Hession
Name: Eric Hession
Title: Treasurer
Acknowledged and agreed to by:

CAESARS GROWTH PARTNERS, LLC

By:	Caesars Entertainment Corporation,
its managing member

By:	/s/ Eric Hession
Name: Eric Hession
Title: Executive Vice President and
Chief Financial Officer, Treasurer